UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF
THE SECURITIES ACT OF 1934

☒ Filed by the Registrant
☐ Filed by a Party other than the Registrant
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12

AlTi Global, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.
☐ Fee paid previously with preliminary materials.
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

 Your Vote Counts!  ALTI GLOBAL, INC.  2025 Annual Meeting  Vote by June 15, 2025  11:59 PM ET  You invested in ALTI GLOBAL, INC. and it’s time to vote!  You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the  availability of proxy materials for the stockholder meeting to be held on June 16, 2025.  Get informed before you vote  View the Notice, Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by requesting prior  to June 2, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.  Vote Virtually at the Meeting*  June 16, 2025  10:00 AM, ET  Virtually at: www.virtualshareholdermeeting.com/ALTI2025  *Please check the meeting materials for any special requirements for meeting attendance.  Smartphone users  Point your camera here and vote without entering a control number  To vote online and for more information, please visit www.ProxyVote.com  Control #  V73183-P30663  ALTI GLOBAL, INC.  22 VANDERBILT AVE., 27TH FLOOR NEW YORK, NEW YORK 10017

 Vote at www.ProxyVote.com  THIS IS NOT A VOTABLE BALLOT  This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.  Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.  1. To vote to elect as directors the eight nominees named in the Proxy Statement for a term of office expiring at the 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.  Nominees:  1a. Ali Bouzarif  For  1b.  Nazim Cetin  For  1c.  Norma Corio  For  1d.  Mark Furlong  For  1e.  Timothy Keaney  For  1f.  Michael Tiedemann  For  1g.  Tracey Brophy Warson  For  1h.  Andreas Wimmer  For  2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ended December 31, 2025.  For  3. To approve an amendment to the Company’s 2023 Stock Incentive Plan to increase the number of shares of Class A Common Stock available for issuance under the Company’s 2023 Stock Incentive Plan and the number of shares that may be issued pursuant to incentive stock options by an additional 9,010,000 shares.  For  4. To consider any other business that is properly presented at the meeting and any adjournment or postponement thereof.  Voting Items  Board Recommends  V73184-P30663